Huttig Building Products Nasdaq: HBP Investor Presentation Spring 2017 Exhibit 99.1

Huttig Building Products Spring 2017 Company Overview SAFE HARBOR / FORWARD LOOKING STATEMENT These presentation materials may contain forward-looking statements as defined by the U.S. Private Securities Litigation Reform Act of 1995 (“Reform Act”). Statements made in this presentation looking forward in time, including, but not limited to, statements regarding our current views with respect to future financial performance, the housing market, distribution channels, sales, supplier relationships, inventory levels, the ability to meet customer needs, competitive posture, obligations with respect to environmental remediation (including remediation of the Montana site in accordance with regulatory requirements and cost estimates), deterioration in our relationship with our unionized employees, including work stoppages or other disputes, and the financial impact of litigation or otherwise, are included pursuant to the “safe harbor” provision of the Reform Act. These statements present management’s expectations, beliefs, plans and objectives regarding our future financial performance and assumptions or judgments concerning such performance. These forward-looking statements are based on current projections, estimates, assumptions and judgments, and involve known and unknown risks and uncertainties. We disclaim any obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise. There are a number of other important factors that could cause our actual results or outcomes to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to, those detailed in Huttig’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the U.S. Securities and Exchange Commission (“SEC”) and other filings with the SEC, all of which are available on our website. Forward-looking statements should not be relied upon as a predictor of actual results. NON-GAAP FINANCIAL MEASURES Huttig defines Adjusted EBITDA as net income adjusted for interest, income taxes, depreciation and amortization and other special significant items. Huttig presents Adjusted EBITDA because it is a primary measure used by management, and by similar companies in the industry, to evaluate operating performance and Huttig believes it enhances investors’ overall understanding of the financial performance of our business. Additionally, Huttig defines Free Cash Flow as Adjusted EBITDA less capital expenditures.  Huttig presents Free Cash Flow because it is a meaningful indicator of cash available for the execution of Huttig’s business strategy.  Huttig defines Coverage Ratio as Adjusted EBITDA less capital expenditures divided by interest expense. The Coverage Ratio represents Huttig’s ability to meet financial obligations and its potential to fund growth opportunities. Adjusted EBITDA, Free Cash Flow, Coverage Ratio are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and do not purport to be alternatives to net income or operating cash flow as a measure of operating performance.  Huttig compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business. Because not all companies use identical calculations, Huttig’s presentation of Adjusted EBITDA, Free Cash Flow, Coverage Ratio may not be comparable to other similarly titled measures of other companies.  The table in the appendix presents a reconciliation of Adjusted EBITDA to net income (loss) attributable to Huttig for the periods indicated.

Huttig Building Products Spring 2017 Nasdaq: HPB (3/17/17)$7.975 Market Capitalization (3/17/17)~$200 million Total Available Liquidity (12/31/16)$77 million 2016 Revenue $714 million 2016 Adjusted EBITDA$ 28 million Huttig Building Products Company Overview

Executive Overview Huttig Building Products Investment Highlights Wholesale distributor of specialty building products servicing 75% of U.S. housing market Our 27 distribution centers make us the only national distributor of millwork and specialty building products Focused on residential new home construction as well as repair and remodel segments Strategic initiatives focused on investing in the business, people and technology to accelerate profitable growth Expanding value-add millwork services through focused capital investment including high-capacity door line in Florida Announced national expansion of Huttig-Grip brand of fasteners and connectors Spring 2017 National Locations Leading national distributor of pre-finished doors Innovation in Value-Add Services

Company / Industry Overview Value Proposition / Strategy Overview Financial Overview Summary / Q&A Huttig Building Products Spring 2017 Experience measured in centuries, not years Founded 1885

Company / Industry Overview Huttig Building Products Spring 2017

Growth Concentrated in Strategic Products Sales growth of 8% driven by growth in millwork category of 12% Millwork: up 12% Wood: up 1% Building Products: up 5% Segment Highlights Year-over-Year Sales Growth Millwork - 51% of sales with just over half of segment generated by value-add services for pre-finished exterior doors and pre-hung interior doors Building Products - 39% - includes fasteners, connectors and composite decking systems Wood -10% of sales - includes engineered wood packages and specialty and sanded plywood Highest margin category Huttig Building Products Spring 2017 Total: $713.9 Total: $659.6 $ in millions

Continued focus on profitable growth optimizes our operating leverage Our Path to Accelerate Growth and Performance Huttig Building Products 1. See appendix for non-GAAP reconciliations. Operating leverage defined as growth in operating margin vs. revenue growth Identify opportunities to drive our customers to higher margin products Return on invested capital in excess of cost of capital drives continued growth Recognize opportunity cost associated with carrying products that do not maximize value for our customers Enhanced analytics to anticipate market demand and pricing trends Pricing influenced by true cost of servicing individual customers Spring 2017 Slide Q3 2015 IR Presentation 2011 2012 2013 2014 2015 2016 Total Gross Profit 0.186 0.193 0.19800000000000001 0.19700000000000001 0.20200000000000001 0.21199999999999999 2.2000000000000002 3.2 Operating Margin (Continuing Ops) -2.1% .5% 1.0999999999999999 1.3% 2.2% 3.2% 4 Total Adjusted EBITDA1 margin -1.3% 1.0999999999999999 1.8% 2.1% 2.9% 4.4%

Service Proposition Huttig Building Products Speed to market Next day delivery of inventoried shelf items 3-day lead times on pre-hung interior and exterior doors 15-day lead times on pre-finished interior and exterior doors Deliver quality products at the right price Ensure highest quality on value-add fabricated products Protect inventory items to ensure highest quality Connect customers and vendors through buying shows and marketing events Product training and technical instruction Buying shows and marketing events with promotional campaigns and seasonal rebates Our service proposition is the foundation of our company and we are committed to outperforming our competitors and exceeding our customers’ expectations Strive to be the best service provider of every product we sell, in every market we serve Spring 2017

Huttig is located where the U.S. population is living, moving and building – Huttig’s coastal footprint fits a large population base; 63% of the U.S. population resides in coastal states Market Leadership with National Scale Huttig Building Products Spring 2017

Home Builders Remodel Contractors Commercial Contractors Manufactured Homes OEMs “Do It Yourselves” Pro Dealers Specialty Dealers Retailers BFS BMC Lansing Lowes Home Depot Wholesale Distributors Huttig BlueLinx Boise Small regional players Building Products Manufacturers Therma Tru Masonite CPG Simpson Strong Tie LP Building Products Value of Wholesale in Housing Market Supply Chain Access to the market Sales coverage and expertise Warehousing, logistics, and local services Many products require local value-add services that cannot effectively be provided by manufacturers Scale of working capital required does not lend itself to direct distribution Relief of working capital pressures Huttig Building Products Value to Suppliers Access to local value-add services that require scale Ability to order in small quantities on an ‘as needed’ basis preserving capital Sales support and product expertise to increase sales Aggregate volume with Huttig to maximize vendor rebates Expedient and timely delivery Relief of working capital pressures and access to credit Value to Customers Spring 2017 Dozens of companies Dozens of companies Thousands of companies Hundreds of thousands of companies

Overview of U.S. Housing Market Source: US Dept of Commerce, US Census Bureau U.S. Housing Market Total Historical Starts (in millions) Huttig Building Products U.S. Professional Home Remodel Projects (in millions) Source: Real Estate Economics Hanley Wood Forecast 14.0 12.0 10.0 8.0 4.0 6.0 2.0 Spring 2017 2.5 2.0 1.5 1.0 0.5 Historical Average: 1.4

Value Proposition / Strategy Overview Huttig Building Products Spring 2017

Our Value Proposition Repair & Remodel Huttig Building Products Spring 2017 Huttig’s Repair & Remodel business drives value and adds diversity Margins tend to be higher, especially in value-add millwork services like pre-finished doors Diversifies business to be less dependent on new home construction segment, which represented 50% of revenues in 2016 Growth built on existing foundation enhanced with acquisitions and organic expansion Provide custom catalogues to our channel to help with end-user selling Launch regional high-capacity Florida door line with BenBilt quality BenBilt acquisition expands margins and service area Existing pre-finished door business with solid reputation pre 2016 Repeat in 2017 …

HUTTIG® BUILDING PRODUCTS

Execution of our Strategies to Drive Results

Strategic Priorities are Grounded in History of Sustainable Results

Our 2017 To Do List:

✓ *Sustain prior year gains, continue expanding margins and invest for growth to continue earning outsized returns*

Outperform through robust growth…

Huttig-Grip | **Repair & Remodel initiative**

Explore acquisitions

… to drive shareholder value

Execute strategic priorities…

Accelerate Growth | **Invest in Technology**

Margin Improvement | **Invest in People**

…to maximize operating leverage and margin expansion

Sustain share & grow base…

Customer service | **Value proposition**

Timely delivery | **Balance sheet support**

…maintain successful improvement


2016 To Do
✓ BenBilt Acquisition
✓ Launch Huttig-Grip expansion
✓ Build high capacity door line
✓ Expand gross margins by 100 bps
✓ Gain record operating margins
✓ Plan 2017

Huttig Building Products 15 Spring 2017

Sourcing internationally and domestically Create relationships with manufacturing mills across various geographies Sourcing expertise required to maintain reliable supply chain and manage duties Diversity of vendors minimizes supply constraints that could impact costs Huttig-Grip Growing Share in Fasteners & Connectors Huttig Building Products Spring 2017 Huttig is the only distributor who can deliver millwork, building materials and fasteners on a national basis Direct and warehouse sales process Multiple channel touch-points to ensure reliable delivery Improved customer buying experience Augment sales with related building materials and millwork Forecast channel demand Leveraging national network to drive operating leverage Build working capital proactively in first half of 2017 Economies of scale accelerate profitability Rely on local relationships to drive efficiency Opportunity in $2.5 billion market Huttig can capture 7 to 10% of national market in mid-term (two to three years) Underserved market on national basis Augment sales to current customers and expand to new customers product & sourcing expertise sales acumen brand quality

Specialty Focused Brand Portfolio Huttig represents the most preferred brands by pro-dealers, builders and consumers Huttig Building Products National reach of specialty brands with regional nuances across U.S. Focused on millwork and specialty building product categories that are complex; requiring expertise, scale and value-added services Deliver products that are in early stages of life cycle providing long-term, sustained growth Huttig carries the products consumers want Distribution network augments vendors’ breadth of products that can be delivered on a timely and cost effective basis Decking dealers can increase the number of SKUs and color choices available in peak season Millwork manufacturers benefit from Huttig’s ability to customize their products Spring 2017

Unique Capabilities to Serve National Accounts Pro-Dealers, Co-Ops and National Retailers Huttig Building Products National accounts segment generated 45% of total revenue as of December 2016 National pro-dealers and retailers prefer Huttig because of our millwork capabilities, breadth of brands and geographical coverage Consolidation continues to drive this important customer base, which in many cases leads to increased opportunities Huttig has an experienced national accounts team dedicated to national accounts Consistent service and pricing across our customers’ geography adds value Huttig recognized as vendor of the year for LBM Advantage, a national buying group, citing quality of our products, increasing market penetration and customer service Spring 2017 1 1 1. LBM Advantage and Independent Builders Supply Association (IBSA) announced intent to merge on January 5, 2017.

Strategic Initiatives Huttig Building Products Spring 2017 People Invest in creating a top performing, disciplined organization that strives for the highest level of associate engagement with the best and most empowered people Accelerate Growth Aggressively pursue profitable growth opportunities to achieve the top market position for every product we sell Technology Invest in technology to derive better insights and improve our overall efficiency while ensuring customers have the best interfaces available Gross Profit Prioritize profit over revenue by maximizing margin on every order through compensatory pricing, leveraging our scale, and controlling inventory and labor

Financial Overview Huttig Building Products Spring 2017

Consolidated Financial Information Huttig Building Products Net Sales and Gross Margin % Free Cash Flow¹ and Capital Investment See appendix for non-GAAP reconciliations. 2016 capital investment includes $17.3 million acquisition of BenBilt. Adjusted EBITDA¹ and Debt to Adjusted EBITDA¹ Spring 2017 8.2% CAGR 48.6% CAGR ($ in millions) ($ in millions) ($ in millions) Key Financial Considerations for Growth Earn returns above our cost of capital Growth in cash flow is more important than growth in revenue Investments position us to capture upside from continued market improvement Conservative approach maintains flexibility in case the cycle turns Prioritize organic initiatives and acquisitions based on risk / reward, alignment with our strategy and diversification it brings to the business

2017 Investment Outlook and Credit Facility Huttig Building Products Spring 2017 Expected 2017 Capital Investments: Historical maintenance capex of $2.0 to $3.0 million IT investment related to ERP upgrade and customer interfaces Credit Facility Committed capacity of $76.5 million1 Total availability of $160 million Additional untapped accordion of $40 million Matures in May of 2019 Low cost of funding with weighted average interest rate of 2.3% as of year-end, 2016 Single financial covenant, fixed charge coverage ratio of 1.05:1.00 Only tested if availability is less than $20 million Measured 11.0 as of December 31, 2016 1. As of December 31, 2016 $ in millions Growth $2.5 to $4.5 Maintenance 3 to 4 I.T. 4 to 4.5 Expected Total $9.5 to $13

Summary Housing Fundamentals Continue to Improve Still in the early stages of the housing recovery First-time home buyers have yet to enter market Access to capital and strategically well positioned to drive profitable growth Viable internal investment and acquisition related strategic growth opportunities Completed BenBilt acquisition in Q2 2016 Increase share in core products / segments Selective geographic expansion Increase share through product and segment expansion Diversify the business Investing in 5 Key Focus Areas Profitable Growth Margin Enhancement Customer Interface Technology Automation Our People Business Highlights Strategy is Working Huttig Building Products Strong Financial Results Over 5 years of consecutive year-over-year quarterly improvements in net income from continuing operations, excluding special significant items 2016 Adjusted EBITDA increased 50% over 2015 2016 Profit Margins increased 100 bps to 21.2% over 2015 5 Year CAGR Revenue growth of 8.2% Significant Investments in the Business Investing in organic growth Evaluating and pursuing accretive acquisitions Investing in our owned facilities Adding sales resources Increasing recruiting efforts and building bench strength Upgrading IT infrastructure Replacing rolling stock Spring 2017

APPENDIX Huttig Building Products Spring 2017

Reconciliation of Adjusted EBITDA to Net Income (Loss) Huttig Building Products Spring 2017 plus minus plus LTM Ended ($ in millions) 2012 2013 2014 2015 2016 YR 2014 YTD June 14 YTD June 15 June 30, 2015 Net income (loss) -0.49999999999996014 3.2000000000000255 2.2000000000000002 26 16.3 2.2000000000000002 -0.8 5.0999999999999996 8.1 Less: Income (loss) from discontinued operations, net of tax -0.4 -0.4 -3.6 -3.4 3 Income (loss) from continuing operations -9.9999999999960121E-2 3.6000000000000254 5.8000000000000007 29.4 13.3 5.8000000000000007 #REF! #REF! #REF! Interest expense, net 2.9 2.6 2.5 2.2999999999999998 2.2000000000000002 2.5 1.3 1.1000000000000001 2.2999999999999998 Provision (benefit) for income taxes 0 0.1 0 -17.2 7.2 0 0 0 0 Depreciation and amortization 2.7 2.8 3.1 3 3.9 3.1 1.5 1.5 3.1 Goodwill impairment 1.9 0 0 0 0 0 0 0 Gain on disposal of assets -2.4 0 0 -0.4 0 0 0 -0.4 -0.4 Stock-based compensation 0.8 1 1.4 1.8 1.7 1.4 0.7 0.8 1.5 Adjusted EBITDA 5.8000000000000389 10.100000000000026 12.8 18.900000000000002 28.299999999999997 12.8 #REF! #REF! #REF! Capex -1.9 -2.2000000000000002 -1.8 -2.8 -4.0999999999999996 Free Cash Flow 3.900000000000039 7.9000000000000261 0 11 16.100000000000001 24.199999999999996 Coverage Ratio Free Cash Flow / Interest Expense 1.3448275862069101 3.0384615384615485 0 4.4000000000000004 7.0000000000000009 10.999999999999996